RIDGEWORTH FUNDS
Supplement dated March 31, 2009 to the
RidgeWorth Funds Prospectuses and Statement of Additional Information
Dated August 1, 2008 for the
RidgeWorth Strategic Income Fund
Effective April 1, 2009 the RidgeWorth Strategic Income Fund will be renamed the RidgeWorth Corporate Bond Fund. The following replaces similar disclosure in the prospectuses:
Fund Summary

Investment Goals
Primary	Current income Preservation of capital

Investment Focus	Corporate obligations rated BBB- or better

Share Price Volatility	Moderate

Principal Investment Strategy	Attempts to identify investment grade corporate bonds offering above average total return.

Investor Profile	Investors who seek long term consistent performance with reduced risk of share price volatility

Subadviser	Seix Investment Advisors LLC

Investment Strategy
The Corporate Bond Fund invests in a diversified portfolio of U.S. dollar denominated corporate obligations and other fixed income securities that are rated BBB- or better by Standard & Poor’s Ratings Services, Moody’s Investors Service or Fitch Ratings or unrated securities that the Subadviser believes are of comparable quality. Under normal circumstances, the Corporate Bond Fund invests at least 80% of its net assets in corporate bonds. The Fund may also invest in U.S. Treasury and agency obligations. The Fund may invest in U.S. dollar denominated obligations of U.S. and non-U.S. issuers. The Fund may invest a portion of its assets in securities that are restricted as to resale.
The Fund will maintain an overall credit quality of A- or better. Securities downgraded below BBB- after purchase by all agencies that rate the securities can be retained up to 10% of the Fund’s total net assets. The Fund may retain up to 2% of its assets in below investment grade securities which were held in the Fund prior to April 1, 2009.
In selecting corporate debt securities for the Fund, the Subadviser seeks out companies with good fundamentals and above average return prospects that are currently priced at attractive levels. The primary basis for security selection is the potential income offered by the security relative to the Subadviser’s assessment of the issuer’s ability to generate the cash flow required to meet its obligations. The Subadviser employs a “bottom-up”

approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

The Fund may buy and sell securities frequently, which may result in higher transaction costs and lower performance, and will be more likely to generate short-term capital gains (which are generally taxed at ordinary income tax rates).
What are the principal risks of investing in this Fund?
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations.
Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Securities rated below BBB- involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities.
Dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments.
Restricted securities may increase the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The Subadviser intends to invest only in restricted securities that it believes present minimal liquidity risk.
U.S. Treasury securities are considered to be among the safest investments, however, they are not guaranteed against price movements due to changing interest rates. Treasury inflation protected securities (“TIPS”) can exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns.
Fund Fees and Expenses
Annual Fund Operating Expenses (expenses deducted from Fund assets)

	A Shares	C Shares	I Shares
Investment Advisory Fees[1]	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.30%[2]	1.00%	None
Other Expenses[3]	0.12%	0.12%	0.12%

Total Annual Operating Expenses [4]	0.82%	1.52%	0.52%

1	Adjusted to reflect a decrease in the Investment Advisory Fees.

2	The Fund’s Distribution and Service Plan for A Shares authorizes payment of up to 0.35% of average daily net assets of A Shares for distribution and shareholder services. Currently, the Board of Trustees has only approved payment of up to 0.30% of average daily net assets.

3	Adjusted to reflect expected changes in Other Expenses.

4	The Adviser, the Subadviser and/or other service providers may voluntarily waive a portion of their fees in order to limit Total Annual Operating Expenses. These waivers may be discontinued at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.
The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:
If you sell your shares at the end of the period:

	1 Year	3 Years	5 Years	10 Years
A Shares	$555	$724	$908	$1,440
C Shares	$255	$480	$829	$1,813
I Shares	$53	$167	$291	$653
If you do not sell your shares at the end of the period:

	1 Year	3 Years	5 Years	10 Years
A Shares	$555	$724	$908	$1,440
C Shares	$155	$480	$829	$1,813
I Shares	$53	$167	$291	$653
The Fund’s benchmark will change to the Barclays Capital Corporate Index, which is a widely-recognized index that tracks the performance of investment grade corporate bond funds. The Subadviser believes that the Barclays Capital Corporate Index better reflects the ongoing investment style of the Fund. Prior to the benchmark change, the Hybrid 34/33/33 Blend of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch Global Government Bond II ex U. S. Index was used.
The section titled “More Information About Risk” is revised to eliminate the following risks with respect to the Fund: derivatives risk, emerging markets risk, floating rate loan risk, and mortgage-backed and asset-backed securities risk.
In the section titled “Investment Subadvisers” the information under the heading Seix Investment Advisors LLC, is revised to reflect that the portfolio managers of the Fund are Messrs. Keegan and Webb.
Effective April 1, 2009, all references to the RidgeWorth Strategic Income Fund should be replaced with RidgeWorth Corporate Bond Fund in the Statement of Additional Information.
THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED FEBRUARY 13, 2009.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-113

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